UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2012

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Arrangement Agreement

On February 20, 2012, URS Corporation (“URS”) and Flint Energy Services Ltd.  (“Flint”) entered into an arrangement agreement (including the Plan of Arrangement and the other schedules and exhibits thereto, the “Arrangement Agreement”), pursuant to which URS will acquire, through a direct or indirect wholly owned subsidiary of URS, all of the issued and outstanding common shares of Flint (the “Shares”) for C$25 per share, or US$25 per share as of February 20, 2012, for an aggregate purchase price of approximately C$1.25 billion, or approximately US$1.25 billion as of February 20, 2012, including amounts payable to holders of options to acquire Flint common shares and other Flint equity-based compensation units (the “Purchase Price”).  The transaction will be implemented through an arrangement (the “Arrangement”) under the provisions of the Business Corporations Act (Alberta) (“ABCA”).  The aggregate cost of the transaction, including approximately C$225 million (US$225 million) of Flint’s debt to be assumed by URS and estimated transaction fees and expenses, will be approximately C$1.5 billion, or approximately US$1.5 billion as of February 20, 2012.  The Arrangement Agreement and the Arrangement have been approved by the boards of directors of each of URS and Flint.  In addition, URS has entered into voting support agreements with the directors and senior officers of Flint pursuant to which such directors and senior officers have agreed to vote all Shares held by them in favor of the Arrangement.  Upon completion of the Arrangement, Flint will be a wholly owned subsidiary of URS and will operate as a new division of URS.

The Arrangement Agreement contains customary obligations regarding the conduct of Flint’s business prior to the consummation of the Arrangement as well as non-solicitation covenants of Flint not to entertain any acquisition proposal from a third party, unless such acquisition proposal constitutes a “superior proposal” as defined in the Arrangement Agreement.  URS has also been provided rights to match any superior proposal received by Flint from a third party.  Pursuant to the terms of the Arrangement Agreement, in the event the board of directors of Flint changes its recommendation in favor of the Arrangement, Flint accepts a superior proposal from a third party in accordance with terms of the Arrangement Agreement or Flint breaches the aforementioned non-solicitation covenant in a manner that results in the securityholders of Flint not approving the Arrangement, and the Arrangement Agreement is terminated as a result of any of the foregoing events, Flint is required to pay to URS a break-up fee in the amount equal to C$42 million (US $42 million) (the “Break-up Fee”).  Flint is also required to pay the Break-up Fee to URS in the event the Arrangement Agreement is terminated and, within 12 months of the date of the Arrangement Agreement, Flint’s board of directors recommends an acquisition proposal or Flint enters into an agreement with respect to an acquisition proposal and Flint subsequently consummates a transaction in respect of such acquisition proposal.  In the event the Arrangement Agreement is terminated in certain other circumstances set forth in the Arrangement Agreement, Flint is required to pay URS an amount equal to URS’s out-of-pocket expenses incurred in connection with pursuing the Arrangement.

Completion of the Arrangement is not conditioned on financing, and URS has obtained commitment letters from the financial institutions identified below to provide a new bridge credit facility, subject to satisfaction of certain customary conditions.

The Arrangement will proceed by way of a court-sanctioned plan of arrangement under section 193 of the ABCA and must be approved by (i) the holders of the Shares and the holders of options (“Options”) to purchase Shares (voting together as a single class) representing 66⅔% of the Shares and Options, represented in person or by proxy, at a special meeting of the securityholders of Flint convened to consider and approve the Arrangement and (ii) the Court of Queen’s Bench in Alberta (the “Court”).  The Arrangement is also subject to a number of other customary terms and conditions, including receipt of the requisite approvals under the Competition Act (Canada), the Canada Transportation Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Investment Canada Act.  The Arrangement must also comply with the rules and policies of the Toronto Stock Exchange.

Upon receipt of all required regulatory approvals, approval of the holders of Shares and Options, approval of the Court and the waiver or satisfaction of all of the conditions set forth in the Arrangement Agreement, the parties may consummate the Arrangement.

There can be no assurance that the aforementioned regulatory approvals and other approvals, authorizations and clearances will be obtained, that the holders of Shares and Options and the Court will approve the Arrangement, that the conditions to the Arrangement will be waived or satisfied, that the Arrangement will be accepted and completed over any acquisition proposals received by third parties, that the Arrangement will be completed on the terms set forth in the Arrangement Agreement or at all, or, if completed, that URS will realize any of the anticipated benefits of the Arrangement.

The foregoing description of the Arrangement is qualified in its entirety by the full text of the Arrangement Agreement, a copy of which is filed as an exhibit to this report and is incorporated into this report by reference.  The Arrangement Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of URS and Flint that are not intended to provide factual information about URS and Flint.  The assertions embodied in these representations and warranties were made for purposes of the Arrangement Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating its terms.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from the standard of what might be viewed as material to securityholders, or may have been used for purposes of allocating risk between the parties rather than to establish matters as facts.  Accordingly, you should not rely on the representations and warranties in the Arrangement Agreement as characterization of the actual state of facts about URS or Flint.

Financing Commitment

Concurrently with the signing of the Arrangement Agreement, URS entered into a financing commitment letter with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets Inc. that provides for a $500.0 million senior unsecured bridge facility to finance the acquisition of Flint.  The financing commitments of the lenders are subject to documentation and other customary conditions.  Permanent financing is expected to consist of borrowings under URS’ existing credit facility and new debt.

Item 2.02  Results of Operations and Financial Condition.

On February 20, 2012, URS and Flint issued a joint press release containing information regarding URS’ financial outlook for fiscal year 2012 and other matters.  A copy of the press release, entitled “URS to Acquire Flint Energy Services for C$1.25 Billion,” is furnished as Exhibit 99.1 to this Form 8-K pursuant to Item 2.02.  Exhibit 99.1 attached hereto shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Act of 1933, as amended (the “Securities Act”), or otherwise and shall not be deemed to be incorporated by reference in any filing of URS under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof, and irrespective of any general incorporation language in any such filing.

Item 7.01  Regulation FD Disclosure.

On February 20, 2012, URS and Flint issued a joint press release announcing the terms of the Arrangement.  A copy of the press release, entitled “URS to Acquire Flint Energy Services for C$1.25 Billion” is furnished as Exhibit 99.1 to this Form 8-K pursuant to Item 7.01. Exhibit 99.1 attached hereto shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Act or otherwise and shall not be deemed to be incorporated by reference in any filing of URS under the Securities Act or the Exchange Act, whether made before or after the date hereof, and irrespective of any general incorporation language in any such filing.

Forward-Looking Statements

Statements contained in this Form 8-K that are not historical facts may constitute forward-looking statements, including statements relating to our future revenues and earnings guidance, the anticipated closing and benefits of the Flint acquisition, including the expected closing of the acquisition, future acquisition financing and other future business, economic and industry conditions, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “increasingly,” “plan,” “may,” “will,” “could,” “should,” “believe,” “optimistic,” “confident,” “potential,” “continue” and similar expressions are also intended to identify forward-looking statements. We believe that our expectations are reasonable and are based on reasonable assumptions; however, we caution you against relying on any of our forward-looking statements as such forward-looking statements by their nature involve risks and uncertainties.  A variety of risks and uncertainties, including but not limited to the following, could cause our business and financial results, as well as the timing of events, to differ materially from those expressed or implied in our forward-looking statements:  whether Flint shareholders will approve the acquisition; whether and when approval of Canadian court and other required regulatory approvals will be obtained; whether any of the other conditions to closing of the acquisition will be satisfied; whether another bidder may make a superior offer for Flint; whether any of the anticipated benefits of the acquisition will be realized; potential difficulties that may be encountered in integrating the businesses, economic weakness and declines in client spending; potential impact of reduced oil commodity prices; changes in our book of business; our compliance with government contract procurement regulations; employee, agent or partner misconduct; our ability to procure government contracts; liabilities for pending and future litigation; the potential impact of environmental issues and liabilities; availability of bonding and insurance; our reliance on government appropriations; unilateral termination provisions in government contracts; our ability to make accurate estimates and assumptions; our accounting policies; workforce utilization; our and our partners' ability to bid on, win, perform and renew contracts and projects; liquidated damages; our dependence on partners, subcontractors and suppliers; customer payment defaults; our ability to recover on claims; impact of target and fixed priced contract on earnings; the inherent dangers at our project sites; impairment of our goodwill; the impact of changes in laws and regulations; nuclear indemnifications and insurance; a decline in defense spending; industry competition; our ability to attract and retain key individuals; retirement plan obligations; our leveraged position and the ability to service our debt; restrictive covenants in our credit agreement; risks associated with international operations; business activities in high security risk countries; third-party software risks; natural and man-made disaster risks; our relationships with labor unions; our ability to protect our intellectual property rights; anti-takeover risks and other factors discussed more fully in our Form 10-Q for the period ended September 30, 2011 as well as in other reports subsequently filed from time to time with the Securities and Exchange Commission. The forward-looking statements represent our current expectations and intentions as of the date on which made and we assume no obligation to revise or update any forward-looking statements.

US Non-GAAP Financial Measures

Flint’s historical financial statements for its fiscal year ended December 31, 2010, were prepared in accordance with Canadian generally accepted accounting principles ( “CGAAP”) and its 2011 subsequent fiscal quarters were prepared in accordance with the International Financial Reporting Standards 1 (“IFRS”), First time Adoption of International Financial Reporting Standards, and with International Accounting Standard (“IAS”) 34, Interim Financial Reporting, as issued by the International Accounting Standards Board (“IASB”).  All pro forma combined financial information is based upon a combination of URS’ historical financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”) and Flint’s historical financial statements prepared in accordance with CGAAP or IFRS, as applicable. Flint has not reconciled its historical financial statements to U.S. GAAP.

The press release furnished herewith as Exhibit 99.1 also contains prospective financial measures that are not calculated in accordance with GAAP, including prospective estimated acquisition costs, estimated amortization of intangible assets and estimated cost synergies. Management does not believe it is able to reconcile this information without unreasonable effort.  URS’ management believes that these U.S. non-GAAP financial measures provide meaningful supplemental information regarding the expected benefits of the acquisition to investors in URS.

Important Acquisition Information

The transaction is proposed to be made by means of an Arrangement under the ABCA.  The Arrangement is not subject to the tender offer or proxy rules under the United States Securities Exchange Act of 1934, as amended.  Accordingly, the Arrangement is subject to the disclosure requirements, rules and practices applicable under the ABCA and applicable Canadian securities laws, which differ from the requirements of the United States tender offer and proxy rules.

No Offer or Solicitation

This Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Arrangement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

2.1
Arrangement Agreement between URS Corporation and Flint Energy Services Ltd., dated as of February 20, 2012.  (URS undertakes to furnish any omitted schedules (or similar attachments) to the Securities and Exchange Commission supplementally upon request.)

99.1	Press Release, dated February 20, 2012, entitled “URS to Acquire Flint Energy Services for C$1.25 billion.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: February 21, 2012	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Arrangement Agreement between URS Corporation and Flint Energy Services Ltd., dated as of February 20, 2012. FILED HEREWITH
99.1	Press Release, dated February 20, 2012, entitled “URS to Acquire Flint Energy Services for C$1.25 billion.” FILED HEREWITH